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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 28, 1993 included or incorporated by reference in R.R. Donnelley & Sons Company's Form 10-K for the year ended December 31, 1992 and to all references to our firm included in this Registration Statement.

                                          /s/ Arthur Andersen & Co.
                                          -------------------------------------
                                          Arthur Andersen & Co.

Chicago, Illinois
March 24, 1994